Exhibit 99.1 ABS Investor Presentation st January 31 , 2022

Legal Disclosures The information contained in this electronic presentation (the “Information”) is being provided to you on a confidential basis solely for your review and may not be downloaded, copied, reproduced, or redistributed, in whole or in part, directly or indirectly, by you. The Information is provided to you solely for informational purposes, is intended for your use only, and does not constitute an offer or a commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). The Information will not constitute an offer to sell or the solicitation of an offer to buy the Series 2022-1 Notes (the “Notes”) contemplated to be issued by Regional Management Issuance Trust 2022-1 (the “Issuer”) discussed in the Information, nor will there be any offer to sell or solicitation of an offer to buy the Notes in any jurisdiction or to any person in which or to whom such offer, solicitation, or sale would be unlawful. This electronic presentation is not an offering circular and the Information does not include all of the information required to be included in the offering circular relating to the Notes. Any indicative terms described in the Information are subject to and qualified in their entirety by the offering circular relating to the Notes, which will supersede the indicative terms described in the Information in their entirety, and other preliminary information made (or to be made) available to you. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, are for preliminary discussion purposes only and may be modified to reflect changed circumstances. The Information does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigative analysis of the transaction described in the Information and the data set forth herein. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. THIS ELECTRONIC PRESENTATION AND THE INFORMATION ARE NOT INTENDED TO FURNISH LEGAL, REGULATORY, TAX, ACCOUNTING, INVESTMENT, OR OTHER ADVICE TO ANY PROSPECTIVE INVESTOR IN THE NOTES. This presentation contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the Information in this document is complete. For additional financial, statistical, and business information concerning the Company, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. The Information and this presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. 2

Legal Disclosures Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: risks related to Regional Management's business, including the COVID-19 pandemic and its impact on Regional Management's operations and financial condition; managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; and exposure to financial risk due to asset- backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with the implementation of CECL accounting; and the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; and risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Except to the extent required by law, the Company, its respective agents, employees, and advisors, and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) do not intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement or other Information, whether as a result of new information, future developments, or otherwise. The Information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. The Initial Purchasers may, from time to time, participate or invest in other financing transactions with the Company and its affiliates, perform services for or solicit business from the Company and its affiliates, and/or have a position or effect transactions in the Notes or derivatives thereof. 3

Company Overview

Company Highlights Geographic, Product, and Channel Expansion Omni-Channel Drive Growth Growth Strong Balance Strategy with Sheet Supports Capital Abundant Returns Market Opportunity Controlled Deep Growth with Management Stable Credit Experience Using Through Credit Modern Advanced Cycles Infrastructure Credit Tools & Digital Capabilities 5

Company Overview • Consumer Finance Installment Lender (Near Prime to Non-Prime customers) • Parent company is a Delaware Corp., Initial Public Offering in 2012 (NYSE: RM) • Headquartered in Greer SC with 30+ years of operating history Profile • Omni-channel origination platform (branches, direct mail, digital, and retailers) (1) • 372 branches in 13 states (1) • $1.3 billion total portfolio size (1) • Year-over-year record loan growth of $255 million, or 24.0% Growth • Digital initiatives, new state expansion, and new product development drove record growth • Credit performance remains very strong through prudent underwriting to rigorous pre-pandemic standards, ongoing investment in custom scorecards, Credit enhanced verification processes, and the use of alternative data in risk and response models • Enhanced prequalification capabilities and tighter integration with digital affiliate partners to drive better digital leads Technology • Piloting fully digital fulfillment for guaranteed loan offers • Upgraded core loan management system to improve resiliency (1) As of September 30, 2021 6

Operating History RM has operated successfully through multiple credit cycles RM Closes Closes $125 RM Enters RM Founded Portfolio New $150 Million Private RM Enters Private Equity RM Enters Million Missouri and ABS (Allows in South Reaches $500 Invests in RM Oklahoma Virginia Wisconsin Carolina Million in Size Warehouse for >36% APR Loans) Facility 1987 2001 2007 2009 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Rolled Out RM Completes RM Closes RM Enters GA RM Closes $75 Electronic RM Operates RM Enters System RM Enters in 5 States Initial Public and Private Million Contracting & Migration and Illinois and Signature for Texas (SC, TX, NC, Offering and Equity Exits Amortizing Closes on First Utah Enters NM Ownership Loan Facility Digital Loan TN, AL) Securitization Closings 7

Deep and Tested Management Experience

REGIONAL MANAGEMENT

Rob Beck
President and CEO

- 30+ years of finance and accounting experience
- Also spent 29 years at Citi, including service as COO of the US Retail Bank
- Prior to joining Regional, was EVP and COO for the Leukemia and Lymphoma Society

John Schachtel
COO

- 30+ years of consumer financial services experience
- Prior to joining Regional, was COO at OneMain Financial
- Extensive operations experience at CitiFinancial (now OneMain)

Harp Rana
CFO

- 20+ years of financial services experience
- Prior to joining Regional, was Managing Director, North America Retail Bank at Citigroup
- Held additional roles in business and finance at Citi, including Head of US Retail Deposit & Lending Products

Manish Parmar
Chief Credit Risk Officer

- Nearly 20 years of credit and financial experience
- Prior to joining Regional, was Chief Credit and Analytics Officer at Conn's, Inc.
- Held several senior roles at Discover Financial Services, including Head of Consumer Credit Risk Management

Jim Ryan
Chief Marketing Officer

- 20+ years of consumer financial services experience
- Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years
- Also held additional senior roles at CitiFinancial, including SVP of Operations and VP of Credit Risk

Chris Peterson
Chief Data Analytics Officer

- 20+ years of digitally-driven data and analytics experience, with extensive expertise in technology, analytics, data systems, and risk management
- Prior to joining Regional, was Head of Data Science and Data Strategy for Capital One's Card business
- Held various leadership roles in the Model Risk Office at Capital One, including Asst. Chief Model Risk Officer

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Experienced Board of Directors Board of Directors (Non-Employee Directors) 9

Abundant Market Opportunity to Serve the Underserved • Approximately 75 million Americans generally align with Regional’s customer base • $76 billion market opportunity – RM has less than 2% market share; significant runway for growth (1) (2) $4.1 Trillion Consumer Finance Market 29% of US Population with FICO Between 550 & 700 300-499 (1) Personal Installment Loans Account for ~$76 billion 3% 500-549 5% 800-850 23% 550-599 7% Auto Loans Student Loans 600-649 35% 39% 9% 650-699 13% 750-799 Personal Installment 23% Loans 2% Credit Cards Other 19% 700-749 5% 17% (1) Sourced from Equifax US National Consumer Credit Trends Report; September 2021, sourced from September 2021 publication (2) Sourced from Dornhelm, Ethan. “Average U.S. FICO® Score at 716, Indicating Improvement in Consumer Credit Behaviors Despite Pandemic.” FICO.com, 17 Aug. 2021, www.fico.com/blogs/average-us-ficor-score-716-indicating-improvement-consumer-credit-behaviors-despite-pandemic. 10

Branch Network and Originations

Our Typical Customer Our customer demographics… How we solve their financial needs… (1) Originations Cash needs Average age Auto-related 12% 10% 53 years Debt Home-related consolidation 9% 17% (1) Annual income $45,000 Medical 6% Family event- related 7% Homeownership 52% Household bills Other 24% 15% (1) Some college or advanced degree 56% (1) Sourced from Fall 2021 Customer Satisfaction Survey 12

Originations Increase & Delinquencies Remain Low



Quarterly Origination Trend
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
Millions
$353.7
$353.5
$363.9
$232.6
$174.2
$312.5
$364.0
$234.8
$377.7
$420.7
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
1Q 21
2Q 21
3Q 21
Branch Originations
Direct Mail
Digital Originations

	2Q 19	3Q 19	4Q 19	1Q 20	2Q 20	3Q 20	4Q 20	1Q 21	2Q 21	3Q 21
% Y/Y Δ	23.7%	31.8%	21.5%	4.5%	(50.8%)	(11.6%)	-	1.0%	116.8%	34.6%
% Δ from 2019								5.6%	6.8%	19.0%



Monthly Origination Trend
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
Millions
$70.5
$80.4
$83.9
$97.1
$133.0
$147.6
$135.7
$156.1
$128.9
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Branch Originations
Direct Mail
Digital Originations

	Jan-21	Feb-21	Mar-21	Apr-21	May-21	Jun-21	Jul-21	Aug-21	Sep-21
% Y/Y Δ	(9.0%)	2.8%	9.0%	171.9%	127.1%	84.7%	44.1%	45.5%	16.0%
% Δ from 2019	(8.8%)	15.0%	11.4%	(4.4%)	(4.0%)	29.9%	5.2%	29.1%	24.4%



30+ Day Delinquencies
$100.0
$75.0
$50.0
$25.0
$-
Millions
10.0%
8.0%
6.0%
4.0%
2.0%
% of ENR
$62.5
$68.9
$79.5
$72.4
$49.5
$49.9
$60.5
$47.7
$42.8
$61.3
6.3%
6.5%
7.0%
6.6%
4.8%
4.7%
5.3%
4.3%
3.6%
4.7%
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
1Q 21
2Q 21
3Q 21

	2Q 19	3Q 19	4Q 19	1Q 20	2Q 20	3Q 20	4Q 20	1Q 21	2Q 21	3Q 21
30+ DQ % YoY Δ	0.1%	(0.5%)	(0.6%)	(0.3%)	(1.5%)	(1.8%)	(1.7%)	(2.3%)	(1.2%)	-
% Δ from 2019								(2.6%)	(2.7%)	(1.8%)

- 3Q 21 originations are up 34.6% year-over-year
- Record volume driven by growth initiative originations of $128.6 million in 3Q 21
- Digital channel all-time high originations of $48.1 million, up from $36.0 million in 2Q 21
- 3Q 21 delinquency is flat year-over-year and down 180 basis points from 3Q 19; expected to gradually rise

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Omni-Channel Originations Provide Market Opportunities • Branches continue to be an integral part of Regional’s omni-channel strategy (1) • Mail campaigns attracted approximately 150,000 new customers to Regional within the last 12 months • Majority of new customers come through the Direct Mail and Digital channels (2) Omni-Channel Originations Branch Retailers Direct Mail Digital $691.8MM $100.3MM $5.6MM $235.5MM Furniture and Digital Lead Appliance Convenience 73% Large Loans Generation / Retailers Check Loans 27% Small Loans Partnership (Relationships with approx. 300 Affiliates retailers) Regional Branch Network Supports All Origination Channels Personal Relationships with Customers (1) New customers as of September 30, 2021 (2) YTD as of September 30, 2021 14

Multi-Product Offering Fits Customer Needs

- Product suite provides multiple solutions for customers as their credit needs evolve
- Easy-to-understand products based on credit underwriting and ability to repay
- Ability to cost-effectively "graduate" qualified small loan customers to larger loans at reduced rates

	Small	Large	Retail
Customer Need	• Short-term cash needs • Bill payment • Back-to-school expenses • Auto repair	• Loan consolidation • Medical expenses • Home repairs	• Home furnishings • Appliances • Televisions and electronics
Size (1)	Range: $500 to $2,500 Average: ~$2,000	Range: $2,501 to $25,000 Average: ~$6,100	Range: Up to $7,500 Average: ~$2,600
Term	Up to 48 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Net Finance Receivables (2)	$419.6 million	$882.5 million	$10.4 million
# of Loans (2)	257,000	171,300	7,100
Average APR (3)	42.7%	29.9%	21.2%

(1) Represents the average origination loan size (new and renewal) as of September 30, 2021
(2) Approximate figures as of September 30, 2021
(3) Fixed interest rates; represents average portfolio APR as of September 30, 2021

Note: Product offering table excludes $1.8 million auto portfolio (as of September 30, 2021), as the Company is no longer originating auto loans.

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Omni-Channel Approach to Growth • Multiple channels and products provide attractive market opportunities • 3Q 21 year-over-year record loan growth of $255 million, or 24.0% • Plan to enter at least 5 new states by the end of 2022 (1) Net Finance Receivables Geographic Footprint Date of Entry: $1,400 $1,314 $1,136 $1,133 $1,200 SC: 1987 $1,060 $951 11 TX: 2001 $1,000 $834 NC: 2004 $729 $800 3 1 TN: 2007 18 $600 19 AL: 2009 23 38 24 $400 15 56 OK: 2011 44 10 $200 110 NM: 2012 $- GA: 2013 2016 2017 2018 2019 2020 3Q 20 3Q 21 VA: 2015 Year/Year Δ 14.4% 14.4% 14.0% 19.2% 0.3% (0.7%) 24.0% MO: 2018 Legacy States (prior to 2021) WI: 2018 2021 New States To Date (IL, UT) IL: 2021 Potential Future State Expansion UT: 2021 (1) Branch count as of September 30, 2021, with a total count of 372 16 Millions

<=36% APR Origination Metrics by Product FICO Original Term 670 50 660 40 650 640 30 630 620 20 610 600 10 590 580 0 Branch Check Branch Check APR Original Balance 34% $6,000 33% $5,000 32% $4,000 31% $3,000 30% $2,000 29% $1,000 28% $- 27% Branch Check Branch Check 17

Branch Oversight and Audits Risk-Based Audits by Internal Audit Department Monthly Branch Annually Self- Required Assessments Training Program Monthly Detailed Policy Monitoring of and Procedure Critical Analytics Manuals Incentive Detailed Program Based Supervisory on Delinquency, Visits by District Profitability, & Supervisors Growth 18

Underwriting and Servicing

Robust Loan Approval Process • Custom automated decision engine used to determine if customer qualifies for product offerings based on risk profile and ability to repay • Maintained rigorous pre-pandemic underwriting standards with the addition of enhanced verification processes and the use of alternative data in risk and response models 20

Robust Underwriting Standards Collateral Verifications •Soft Secured Loans (Personal •Identity Property) •Employment •Hard Secured (Titled Assets) •Income •Unsecured Credit Scoring Repayment Ability •Implementation of custom •Debt to Income Calculation scorecards in 2018 •Minimum Annual Income •Diverse data attributes Requirement •Review of credit bureau •Lend only against a portion information of gross income 21

Servicing Overview Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections In-Branch Servicing Centralized Collections • Collection efforts primarily • Late-stage co-collection support for the branches by performed in the branches centralized collectors located in South Carolina and Texas • 100% electronic payments taken from centralized • High-touch relationship collections allows branches to quickly anticipate and proactively resolve repayment problems• Bankruptcy and post-charge-off collections handled centrally • Combination of electronic • Qualifying charged-off accounts are sold to a third-party payments, cash, and checks debt buyer 2 to 3 months after charge-off 22

Loss Mitigation / Borrower Assistance Tools • Tools are designed to lower overall loss in the portfolio by helping qualified customers • These programs are targeted toward helping customers navigate through short term cash flow issues Renewal Balance Only Deferral (Delinquent Renewal) • Refinance of previous loan similar to a • Utilized for customers with short term / renewal temporary hardships • Provides assistance to customers that are • Allows customer to defer their monthly experiencing short term financial hardships payment which solves immediate cash and cash flow issues flow concerns • Policy: Max of 1 per 6 months • Standard Policy: No more than 2 in a rolling 12-month period and payment is generally required 23

Payment Channel Mix • Significant reduction in cash and check payments in branch • Above 75% of payments received by RM are now made electronically (ACH, Debit) 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Electronic Payments Cash and Check In Branch Note: Based on <=36% APR Loans 24

Credit Performance

Total Portfolio Net Credit Loss Rates Net credit loss rate improved 280 basis points versus the prior-year period on low delinquency levels Net Credit Loss Rates 12.0% 10.5% 10.6% 10.4% 10.0% 9.0% 8.1% 7.7% 7.8% 7.4% 8.0% 6.9% 6.0% 5.0% 4.0% 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 Sequential Δ (0.3%) (2.3%) 0.9% 1.5% 0.1% (2.8%) (0.9%) 0.8% (0.3%) (2.4%) Year/Year Δ 1.1% 0.5% 0.1% (0.2%) 0.2% (0.3%) (2.1%) (2.8%) (3.2%) (2.8%) D from 2019 (3.0%) (3.0%) (3.1%) Net credit loss rate above includes: System outage - - - 0.3% - - - - - - Hurricane losses 0.6% - - - - - - - - - 26 Annualized % of ANR

Total Portfolio Delinquency Rates 3Q 21 delinquency is flat year-over-year and down 180 basis points from 3Q 19 • 30+ days past due of 4.7% is equal to prior year • 30+ days past due of $61.3 million (loan loss reserves of $150.1 million) 30+ & 90+ Delinquency Rates $90.0 12.0% $79.5 $72.4 $75.0 10.0% $68.9 $35.5 $62.5 $35.0 $61.3 $60.5 $29.6 $60.0 8.0% $26.3 $26.0 $49.9 $27.1 $49.5 $47.7 $42.8 7.0% $45.0 $22.8 6.0% $24.5 6.6% 6.5% $26.7 6.3% $18.7 5.3% 4.7% $30.0 4.0% 4.8% 4.7% 4.3% 3.6% 3.2% 3.1% $15.0 2.8% 2.0% 2.6% 2.4% 2.4% 2.4% 2.2% 2.0% 1.6% $36.2 $39.3 $44.1 $37.4 $25.0 $27.1 $33.3 $21.1 $24.1 $35.2 $- - 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 30-89 Days 90-179 Days 30+ DQ % 90+ DQ % 30+ DQ 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 Sequential Δ (0.6%) 0.2% 0.5% (0.4%) (1.8%) (0.1%) 0.6% (1.0%) (0.7%) 1.1% YoY Δ 0.1% (0.5%) (0.6%) (0.3%) (1.5%) (1.8%) (1.7%) (2.3%) (1.2%) - 90+ DQ 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 Sequential Δ (0.8%) 0.2% 0.3% 0.1% (0.8%) (0.2%) 0.2% - (0.8%) 0.4% YoY Δ - - (0.3%) (0.2%) (0.2%) (0.6%) (0.7%) (0.8%) (0.8%) (0.2%) 27 Delinquency in Millions % of ENR

Vintage Gross Loss Curves – Branch <=36% APR 11.0% 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 24 27 30 33 36 2017 0.0% 0.1% 0.2% 0.3% 0.4% 0.6% 0.8% 1.5% 2.5% 3.2% 3.9% 4.4% 4.9% 5.4% 5.9% 6.3% 6.6% 6.9% 7.1% 7.3% 7.5% 7.9% 8.2% 8.4% 8.6% 8.6% 2018 0.0% 0.0% 0.0% 0.1% 0.2% 0.4% 0.7% 1.5% 2.7% 3.6% 4.3% 4.9% 5.4% 6.0% 6.5% 6.9% 7.2% 7.6% 7.8% 8.0% 8.2% 8.6% 8.9% 9.1% 9.2% 9.3% 2019 0.0% 0.0% 0.0% 0.0% 0.2% 0.4% 0.7% 1.4% 2.5% 3.3% 4.0% 4.5% 5.0% 5.5% 5.9% 6.3% 6.6% 6.9% 7.1% 7.4% 7.6% 2020 0.0% 0.0% 0.0% 0.0% 0.1% 0.3% 0.4% 1.0% 1.8% 2021 0.0% 0.0% 0.0% 0.0% 0.1% 0.3% Note: Gross loss numbers do not include benefit of non-file payments 28

Vintage Gross Loss Curves – Checks <=36% APR 11.0% 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 24 27 30 33 36 2017 0.0% 0.0% 0.1% 0.1% 0.3% 0.4% 0.7% 2.6% 3.7% 4.7% 5.5% 6.2% 6.8% 7.2% 7.6% 7.9% 8.2% 8.4% 8.7% 8.8% 8.9% 9.1% 9.3% 9.4% 9.4% 9.4% 2018 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.6% 2.6% 3.7% 4.5% 5.1% 5.7% 6.3% 6.7% 7.1% 7.5% 7.8% 8.2% 8.5% 8.7% 8.9% 9.3% 9.5% 9.6% 9.6% 9.6% 2019 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.4% 2.1% 3.1% 3.9% 4.7% 5.4% 5.9% 6.4% 6.8% 7.2% 7.5% 7.8% 8.0% 8.2% 8.3% 2020 0.0% 0.0% 0.0% 0.1% 0.2% 0.3% 0.4% 2.5% 3.2% 2021 0.0% 0.0% 0.0% 0.1% 0.2% 0.2% Note: Gross loss numbers do not include benefit of non-file payments 29

30+ Delinquency Trend Branch <=36% APR Checks <=36% APR 10% 10% 8% 8% 6% 6% 4% 4% 2% 2% 0% 0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 2020 2021 2018 2019 2020 2021 30

Historical <=36% APR Gross Loss Rate (Branch & Check) 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 1Q 14 3Q 14 1Q 15 3Q 15 1Q 16 3Q 16 1Q 17 3Q 17 1Q 18 3Q 18 1Q 19 3Q 19 1Q 20 3Q 20 1Q 21 3Q 21 Note: Gross loss numbers do not include benefit of non-file payments and are annualized for each quarter 31

Liquidity and Financial Results

Diversified Liquidity Profile • Long history of liquidity support from a strong group of banking partners • Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations Senior Revolver Warehouse Facilities Private Securitization Securitizations Size $500 million $300 million $ 125 million $130 to $249 million Floating Floating Fixed Fixed Interest Type (1) 2019-1, $130 million, Nov 2028 $100 million, Oct 2023 2020-1, $180 million, Oct 2030 Maturity Sept 2024 $75 million, Mar 2024 2021-3, $125 million, Oct 2033 2021-1, $249 million, Mar 2031 $125 million, Apr 2024 2021-2, $200 million, Aug 2033 Wells Fargo Bank (Agent), BMO JPMorgan Chase Bank - $100 million Harris, First Tennessee, Texas Lenders Credit Suisse - $75 million Qualified institutional investors Qualified institutional investors Capital, Synovus, Bank United, Axos Wells Fargo Bank - $125 million Bank Allows for funding of all products Allows for the funding of all Allows for funding of all Allows for funding of all products Collateral (excluding retail and auto) and <= products (excluding retail and products (excluding retail and and APRs 36% APR loans auto) and >36% APR loans auto) and <= 36% APR loans (1) It is anticipated that the 2019-1 Issuer will exercise its optional call right with respect to the 2019-1 Notes on February 15, 2022 33

Strong Profitability - Now & Through the Cycle Net Income & Diluted Earnings Per Share ($ in millions) $3.80 $6.29 Net income $2.93 Diluted EPS $2.54 $2.40 $1.99 $67.9 $44.7 $35.3 $1.11 $30.0 $26.7 $24.0 $12.4 (1) (1) YTD 20 YTD 21 2016 2017 2018 2019 2020 Net income Diluted EPS Return on Assets & Return on Equity 15.4% ROA (annualized) 13.6% 13.5% ROE (annualized) 32.4% 12.0% 10.0% 4.3% 4.0% 4.0% 3.7% 6.2% 7.8% 2.5% 1.6% 2016 2017 2018 2019 2020 (1) (1) YTD 20 YTD 21 ROA (annualized) ROE (annualized) (1) As of September 30th 34

Consolidated Income Statements in thousands 3Q 21 3Q 20 YTD 21 YTD 20 2020 2019 2018 2017 Revenue Interest and fee income $ 99,355 $ 81,306 $ 2 75,427 $ 2 48,370 $ 3 35,215 $ 321,169 $ 280,121 $ 249,034 Insurance income, net 9,418 6,861 26,059 20,460 28,349 20,817 14,793 13,061 Other income 2,687 2,371 7,381 7,632 10,342 13,727 11,792 10,364 Total revenue 111,460 90,538 308,867 276,462 373,906 355,713 306,706 272,459 Expenses Provision for credit losses 26,096 22,089 58,007 99,110 123,810 99,611 87,056 77,339 Personnel 29,299 26,207 86,520 82,581 109,560 94,000 84,068 75,992 Occupancy 6,027 5,893 17,615 16,728 22,629 22,576 20,864 20,462 Marketing 2,488 3,249 9,974 6,373 10,357 8,206 7,745 7,128 Other 9,936 8,405 25,873 25,840 33,770 32,202 27,607 27,373 Total general and administrative 47,750 43,754 139,982 131,522 176,316 156,984 140,284 130,955 Interest expense 8,816 9,300 23,752 28,596 37,852 40,125 33,464 23,908 Income before income taxes 28,798 15,395 87,126 17,234 35,928 58,993 45,902 40,257 Income taxes 6,577 4,157 19,217 4,851 9,198 14,261 10,557 10,294 Net income $ 22,221 $ 11,238 $ 67,909 $ 12,383 $ 26,730 $ 44,732 $ 35,345 $ 29,963 35

Consolidated Balance Sheets in thousands 3Q 21 3Q 20 2020 2019 2018 2017 Cash $ 8,146 $ 4,292 $ 8,052 $ 2,263 $ 3,657 $ 5,230 Net finance receivables 1,314,233 1,059,554 1,136,259 1,133,404 9 51,183 834,045 Unearned insurance premiums (44,142) (30,024) (34,545) (28,591) (18,940) (16,582) Allowance for credit losses (150,100) (144,000) (150,000) (62,200) (58,300) (48,910) Net finance receivables, less unearned insurance premiums and allowance for credit losses 1,119,991 885,530 951,714 1,042,613 873,943 768,553 Restricted cash 103,999 58,219 63,824 54,164 46,484 16,787 Lease assets 28,891 27,855 27,116 26,438 - - Deferred tax assets, net 12,535 22,960 14,121 619 - - Property and equipment 12,495 15,054 14,008 15,301 13,926 12,294 Intangible assets 9,184 8,677 8,689 9,438 10,010 10,607 Other assets 18,317 14,972 16,332 7,704 8,375 16,012 Total assets $ 1,313,558 $ 1,037,559 $ 1,103,856 $ 1,158,540 $ 956,395 $ 829,483 Debt $ 978,803 $ 700,139 $ 768,909 $ 808,218 $ 660,507 $ 571,496 Unamortized debt issuance costs (10,110) (8,603) (6,661) (9,607) (9,158) (4,950) Net debt 9 68,693 6 91,536 762,248 798,611 651,349 5 66,546 Accounts payable and accrued expenses 36,114 43,576 40,284 28,676 25,138 18,565 Lease liabilities 31,285 29,983 29,201 28,470 - - Deferred tax liabilities, net - - - - 747 4,961 Total liabilities 1,036,092 7 65,095 831,733 855,757 677,234 5 90,072 Common stock 1,418 1,382 1,385 1,350 1,332 1,321 Additional paid-in capital 1 06,319 105,866 1 05,483 102,678 98,778 94,384 Retained earnings 2 87,825 215,290 227,343 2 48,829 204,097 1 68,752 Treasury stock (118,096) (50,074) (62,088) (50,074) (25,046) (25,046) Total stockholders' equity 2 77,466 2 72,464 272,123 302,783 279,161 2 39,411 Total liabilities and stockholders' equity $ 1,313,558 $ 1,037,559 $ 1,103,856 $ 1,158,540 $ 956,395 $ 829,483 36